NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Paul V. Cusick, Jr.

Phone: 781-393-4601

Fax: 781-393-4071

CENTURY BANCORP, INC. REPORTS SECOND QUARTER RESULTS AND DECLARES QUARTERLY DIVIDEND

Medford, MA, July 12, 2005—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,035,000, or $0.37 per share diluted, for the second quarter ended June 30, 2005, compared to net income of $2,403,000, or $0.43 per share diluted, for the second quarter of 2004. For the first six months of 2005, net income totaled $4,077,000, or $0.74 per share diluted, compared to net income of $4,721,000, or $0.85 per share diluted, for the same period a year ago.

Net interest income totaled $20.9 million for the six months ended June 30, 2005, versus $20.6 million for the same period in 2004. The 1.7% increase in net interest income for the period is mainly due to a $56 million, or 3.7%, increase in average earnings assets, which was partially offset by a decrease of five basis points in the net interest margin.

At June 30, 2005, total equity was $106.4 million compared to $100.0 million at June 30, 2004. Century’s leverage ratio stood at 8.49% on June 30, 2005, compared to 8.04% for the same period a year ago. Book value as of June 30, 2005 was $19.22 per share compared to $18.09 for the same period last year.

Century’s allowance for loan losses was $9.4 million, or 1.44% of loans outstanding at the end of the second quarter, compared to $8.7 million, or 1.59% of loans outstanding at June 30, 2004. Non-performing assets totaled $1.1 million at June 30, 2005, compared to $1.5 million at the end of the previous quarter and $0.9 million at June 30, 2004.

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable August 15, 2005 to stockholders of record on August 1, 2005.

-more-

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-three full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
June 30, 2005 and 2004 (000’s)

	(unaudited)
	June 30,	June 30,
Assets	2005	2004
Cash and Due From Banks	$41,519	$49,414
Federal Funds Sold and Interest-bearing Deposits In Other Banks	10,568	19,026

Securities Available-For-Sale (AFS)	577,147	541,348

Securities Held-to-Maturity	303,918	359,097

Loans:
Commercial & Industrial	90,907	62,038
Construction & Land Development	59,198	33,758
Commercial Real Estate	282,388	277,301
Residential Real Estate	132,753	103,157
Consumer and Other	10,105	8,137
Home Equity	80,022	62,669

Total Loans	655,373	547,060
Less: Allowance for Loan Losses	9,445	8,701

Net Loans	645,928	538,359

Bank Premises and Equipment	26,462	23,840
Accrued Interest Receivable	6,802	7,345
Goodwill	2,714	2,714
Core Deposit Intangible	2,641	3,029
Other Assets	34,688	30,011

Total Assets	$1,652,387	$1,574,183

Liabilities
Demand Deposits	$271,620	$273,276

Interest Bearing Deposits:
Savings and NOW Deposits	312,076	340,814
Money Market Accounts	371,714	430,227
Time Deposits	277,810	202,018

Total Interest Bearing	961,600	973,059

Total Deposits	1,233,220	1,246,335

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	32,270	35,690
Federal Home Loan Bank Advances and Other Borrowed Funds	228,585	149,758

Total Borrowed Funds	260,855	185,448

Other Liabilities	15,829	12,798
Investments Purchased Payable	0	0
Subordinated Debentures	36,083	29,639

Total Liabilities	1,545,987	1,474,220

Stockholders’ Equity
Common Stock	5,967	5,958
Additional Paid-In-Capital	11,413	11,267
Retained Earnings	101,161	95,075
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(6,159)	(6,355)

Total Stockholders’ Equity	106,400	99,963

Total Liabilities & Stockholders’ Equity	$1,652,387	$1,574,183

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
June 30, 2005 and 2004 (000’s)

	(unaudited)
	Quarter		Year-to-date
	2005	2004	2005	2004
Interest Income:
Loans	$10,086	$8,122	$19,284	$16,204
Securities Held-to-Maturity	2,988	3,225	6,184	5,507
Securities Available-for-Sale	4,999	4,684	9,934	9,960
Federal Funds Sold and Interest-bearing Deposits In Other Banks	9	71	332	393

Total Interest Income	18,082	16,102	35,734	32,064

Interest Expense:
Savings and NOW Deposits	933	588	1,648	1,125
Money Market Accounts	1,769	1,174	3,480	2,424
Time Deposits	1,938	1,423	3,995	3,402
Securities Sold Under Agreements to Repurchase	130	73	230	151
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,957	2,244	5,477	4,405

Total Interest Expense	7,727	5,502	14,830	11,507

Net Interest Income	10,355	10,600	20,904	20,557

Provision For Loan Losses	150	0	300	0

Net Interest Income After Provision for Loan Losses	10,205	10,600	20,604	20,557

Other Operating Income
Service Charges on Deposit Accounts	1,537	1,351	2,965	2,614
Lockbox Fees	786	847	1,495	1,582
Brokerage Commissions	139	186	292	352
Net (Losses) Gains on Sales of Securities	0	17	0	121
Other Income	457	344	832	829

Total Other Operating Income	2,919	2,745	5,584	5,498

Operating Expenses
Salaries	4,588	4,440	9,218	8,593
Employee Benefits	1,363	1,477	2,836	2,962
Occupancy	943	748	1,929	1,540
Equipment	714	595	1,496	1,153
Other	2,508	2,300	4,671	4,376

Total Operating Expenses	10,116	9,560	20,150	18,624

Income Before Income Taxes	3,008	3,785	6,038	7,431

Income Tax Expense
Provision for Income Taxes	973	1,382	1,961	2,710

Total Income Tax Expense	973	1,382	1,961	2,710

Net Income	$2,035	$2,403	$4,077	$4,721

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
June 30, 2005 and 2004 (000’s)

	June 30,	June 30,
Assets	2005	2004
Cash and Due From Banks	$53,482	$61,184
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	30,411	91,528

Securities Available-For-Sale (AFS)	593,086	610,957
Securities Held-to-Maturity	328,643	281,095

Total Loans	614,742	527,029
Less: Allowance for Loan Losses	9,176	8,758

Net Loans	605,566	518,271

Bank Premises and Equipment	26,453	22,698
Accrued Interest Receivable	7,525	7,814
Goodwill	2,714	2,714
Core Deposit Intangible	2,741	3,130
Other Assets	25,274	24,753

Total Assets	$1,675,895	$1,624,144

Liabilities
Demand Deposits	$284,738	$276,275

Interest Bearing Deposits:
Savings and NOW Deposits	330,911	335,075
Money Market Accounts	398,167	419,745
Time Deposits	265,699	246,848

Total Interest Bearing	994,777	1,001,668

Total Deposits	1,279,515	1,277,943
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	36,004	39,496
Federal Home Loan Bank Advances and Other Borrowed Funds	201,983	158,047

Total Borrowed Funds	237,987	197,543

Other Liabilities	16,362	15,959
Subordinated Debentures	37,557	29,639

Total Liabilities	1,571,421	1,521,084

Stockholders’ Equity
Common Stock	5,966	5,956
Additional Paid-In Capital	11,407	11,239
Retained Earnings	99,803	93,429
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(6,720)	(1,582)

Total Stockholders’ Equity	104,474	103,060

Total Liabilities & Stockholders’ Equity	$1,675,895	$1,624,144

Total Average Earning Assets — QTD	$1,547,894	$1,495,784

Total Average Earning Assets — YTD	$1,566,882	$1,510,609

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
June 30, 2005 and 2004 (000’s)

	2005	2004
Performance Measures:

Earnings per average share, basic, quarter	$0.37	$0.44
Earnings per average share, diluted, quarter	$0.37	$0.43
Earnings per average share, basic , year-to-date	$0.74	$0.85
Earnings per average share, diluted, year-to-date	$0.74	$0.85
Return on average assets, year-to-date	0.49%	0.58%
Return on average stockholders’ equity, year-to-date	7.87%	8.80%
Net interest margin (taxable equivalent), quarter	2.68%	2.84%
Net interest margin (taxable equivalent), year-to-date	2.67%	2.72%
Efficiency ratio, year-to-date	76.1%	70.1%
Book value per share	$19.22	$18.09
Tangible book value per share	$18.25	$17.05
Tangible capital / tangible assets	6.14%	6.01%

Common Share Data:
Average shares outstanding, basic, quarter	5,529,704	5,525,665
Average shares outstanding, basic, year-to-date	5,529,373	5,525,164
Average shares outstanding, diluted, quarter	5,535,018	5,553,500
Average shares outstanding, diluted, year-to-date	5,536,652	5,556,034

Shares outstanding Class A	3,435,677	3,426,698
Shares outstanding Class B	2,099,640	2,099,740

Total shares outstanding	5,535,317	5,526,438

Assets Quality and Other Data:

Allowance for loan losses / loans	1.44%	1.59%
Nonaccrual loans	$646	$949
Nonperforming assets	$1,128	$949
Loans 90 days past due and still accruing	$100	$0
Net charge-offs (recoveries)	($144)	$68

Leverage ratio	8.49%	8.04%
Tier 1 risk weighted capital ratio	16.07%	17.15%
Total risk weighted capital ratio	17.15%	18.31%
Total risk weighted assets	$874,802	$749,999